                                                                    EXHIBIT 10.2

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------



     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of
                                                     ---------
April 13, 1999 by and among the following persons: FLEET NATIONAL BANK ("Fleet"), FINOVA CAPITAL CORPORATION ("Finova"), STATE STREET BANK AND TRUST
  -----                                 ------
COMPANY ("State Street") and CIBC INC. ("CIBC", and, collectively with Fleet,
          ------------                   ----
Finova and State Street, and each of the foregoing institution's successors and assigns hereunder, the "Lenders" and each individually, a "Lender"); FLEET
                        -------                            ------
NATIONAL BANK, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"); and VOYAGER INFORMATION
                                              -----
NETWORKS, INC., a Michigan corporation (the "Borrower"). Capitalized terms used
                                             --------
herein without definition have the meanings assigned to them in the Original Agreement referred to below.

                                   RECITALS
                                   --------

     A.   Fleet, Finova and State Street (the "Original Lenders"), the Agent and
                                               ----------------
the Borrower are parties to a Credit Agreement dated as of September 23, 1998 (the "Original Agreement" and, as amended hereby, the Credit Agreement"),
      ------------------                              ----------------
pursuant to which the Original Lenders made available to the Borrower a reducing revolving credit facility in the aggregate principal amount of $40,000,000.

     B. The Borrower desires to amend the Original Agreement to (1) reflect the purchase on the date hereof immediately prior to giving effect hereto by CIBC of a portion of the Borrower's indebtedness to the Original Lenders, pursuant to which purchase CIBC became a party to the Original Agreement, having the rights and remedies of, and being bound and obligated as, a "Lender" thereunder (and as provided in the Loan Documents); (2) increase the Commitments under the Credit Agreement from $40,000,000 to $70,000,000; and (3) revise and adjust various financial and other covenants in connection with the foregoing.

     C. The Lenders are willing to effect such amendments and make available such additional loans, subject to the terms and conditions hereinafter set forth.

     D. Capitalized terms used in this Amendment and not defined herein are used with the same meaning as set forth in the Original Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

I.   AMENDMENTS TO CREDIT AGREEMENT.
     ------------------------------

     The Original Agreement is hereby amended as follows:

     1.   Reducing Revolving Facilities.
          -----------------------------

          (a)  Section 1.01(a) of the Original Agreement is hereby amended by
(i) deleting the number "$40,000,000" and substituting in its stead the number "$70,000,000"; (ii) deleting the date "September 30, 2004" and substituting in its stead the date "March 31, 2005"; and (iii) inserting the words "subject to
Section 2.02" after the date "March 31, 2005". Schedule 1.01(a) to the Original
                                               ----------------
Agreement is hereby amended in its entirety to provide as set forth in Schedule
                                                                       --------
1.01(a) attached to this Amendment.
-------

          (b) Section 1.01(d) of the Original Agreement is hereby amended in its entirety to provide as follows:

          The Commitments (i) shall be automatically and permanently reduced on December 31, 2000 and on the last Business Day of each March, June, September and December thereafter (each such date being referred to as a "Quarterly Date"), on each of which dates the Borrower shall repay such
      --------------
     amount of the aggregate Notes as shall cause the aggregate outstanding principal balance thereunder to be less than or equal to the Commitments, as so reduced, and (ii) shall expire on the Maturity Date, when all outstanding principal and accrued interest on the Notes shall be due and payable in full. Such quarterly reductions of the Commitments shall be in the amounts set forth below, without giving effect to any other mandatory or optional Commitment reductions and, after giving effect to such quarterly automatic reductions, the maximum aggregate amount of the Commitments shall not exceed the levels set forth below:

                                AGGREGATE AMOUNT OF
       PAYMENT DATE             AUTOMATIC PERMANENT           MAXIMUM
       ------------
                                     REDUCTION              COMMITMENTS
                                     ---------              -----------

     First Amendment Date              $- 0 -               $70,000,000
     December 31, 2000                 875,000               69,125,000
     March 31, 2001                    875,000               68,250,000
     June 30, 2001                   1,750,000               66,500,000
     September 30, 2001              1,750,000               64,750,000
     December 31, 2001               1,750,000               63,000,000
     March 31, 2002                  1,750,000               61,250,000
     June 30, 2002                   3,500,000               57,750,000
     September 30, 2002              3,500,000               54,250,000
     December 31, 2002               3,500,000               50,750,000
     March 31, 2003                  3,500,000               47,250,000
     June 30, 2003                   5,250,000               42,000,000

     September 30, 2003       5,250,000      36,750,000
     December 31, 2003        5,250,000      31,500,000
     March 31, 2004           5,250,000      26,250,000
     June 30, 2004            6,562,500      19,687,500
     September 30, 2004       6,562,500      13,125,000
     December 31, 2004        6,562,500       6,562,000
     March 31, 2005           6,562,500         $- 0 -

     2.   Use of Proceeds. Section 2.02 is hereby amended in its entirety as
          ---------------
     follows:

          "The proceeds of the Loans shall be used by the Borrower (a) to make Capital Expenditures, (b) to fund its Total Debt Service,
          (c) to make Permitted Acquisitions, and (d) for working capital, with the last $2,000,000 under the Commitments to be reserved to make Capital Expenditures, to fund Total Debt Service and for working capital."

     3.   Equity Financing. Section 3.01(e) of the Original Agreement is hereby
          ----------------
amended by deleting the reference of "March 30, 1999" and replacing it in its stead the reference of "May 7, 1999."

     4.   Leverage.  Section 5.01 of the Original Agreement is hereby amended in
          --------
its entirety to provide as follows:

          SECTION 5.01. LEVERAGE. Maintain a ratio of (a) Total Funded Debt as
          ------------  --------
     of each Quarterly Date during each period indicated below to (b) Annualized Operating Cash Flow for the fiscal quarter then ended not exceeding the following:

                                                  MAXIMUM RATIO OF
                                                TOTAL FUNDED DEBT TO
                                                ANNUALIZED OPERATING
                    PERIOD                          CASH FLOW
                    ------                          ---------

     Quarter ended March 31, 1999                   5.25:1.00

     April 1, 1999 through June 30, 1999            5.00:1.00

     July, 1, 1999 through September 30, 1999       4.75:1.00

     October 1, 1999 through December 31, 1999      4.25:1.00

     January 1, 2000 through March 31, 2000         4.00:1.00

     April 1, 2000 through June 30, 2000            3.75:1.00

     July 1, 2000 and thereafter                    3.50:1.00

     5.   Fixed Charges. Section 5.02 of the Original Agreement is hereby
          -------------
amended in its entirety to provide as follows:

     SECTION 5.02. FIXED CHARGES. Maintain a ratio of at least that indicated
     ------------  -------------
     below of (a) Annualized Operating Cash Flow for each fiscal quarter ending on the Quarterly Dates indicated below minus Capital Expenditures made during the twelve month period ending on the last day of such fiscal quarter to (b) Fixed Charges for such fiscal quarter multiplied by four
     (4):

     FISCAL QUARTER ENDING                     MINIMUM FIXED CHARGES RATIO
     ---------------------                     ---------------------------

     December 31, 1999 through June 30, 2000             1.15:1.00

     July 1, 2000 and thereafter                         1.25:1.00

     6.   Total Interest Coverage. Section 5.03 of the Original Agreement is
          -----------------------
hereby amended in its entirety to provide as follows:

     SECTION 5.03. TOTAL INTEREST COVERAGE. For each fiscal quarter ending on
     ------------  -----------------------
     the Quarterly Dates indicated below, maintain a ratio of Pro Forma Operating Cash Flow for such period to Total Interest Expense for such period (the "Total Interest Coverage Ratio") not less than the following:
                  -----------------------------

                                                       MINIMUM TOTAL
          FISCAL QUARTER ENDING                      INTEREST COVERAGE
          ---------------------                      -----------------

     March 31, 1999 through December 31, 1999             2.00:1.00

     January 1, 2000 through December 31, 2000            2.25:1.00

     January 1, 2001 and thereafter                       2.50:1.00

     7.   CHURN. (a) The Original Agreement is hereby amended to add the
          -----
following as Section 5.04 thereto.


     SECTION 5.04 MAXIMUM CHURN. For each fiscal quarter ending on March 31,
     --------------------------
     1999, June 30, 1999 and September 30, 1999, experience average monthly Churn during each such period of not more than 3.00%.

     8.   Compliance Certificate. Exhibit A to Schedule 6.05 to the Original
          ----------------------  ---------    -------------
Agreement is hereby amended in its entirety to provide as set forth on Exhibit A
                                                                       ---------
hereto.

     9.   Capital Leases. Section 7.01(f) of the Original Agreement is hereby
          --------------
amended by deleting the number "$2,000,000" and substituting in its stead the number "$3,500,000".

     10.  Equity Default. Paragraph (1) of Article VIII of the Original
          --------------
Agreement is hereby amended in its entirety to provide as follows:

          (1) for any reason, (i) the transaction contemplated by
          Section 1.4 of the Stock Purchase Agreement shall not be consummated on or prior to May 7, 1999, or (ii) the Borrower shall not receive equity capital contributions from the Parent of at least $5,000,000 on or prior to November 1, 1999 (unless the Contribution Commitment Agreement has been terminated pursuant to the terms thereof), or earlier upon the occurrence of any Event of Default arising under paragraphs (b) or (c) OF THIS
          ARTICLE VIII or upon the default in the due observance or performance by the Borrower, or compliance with, the covenants and agreements set forth in ARTICLE V, in accordance with the Contribution Commitment Agreement dated as of April 13, 1999 among the Parent, Media/ Communication Partners II Limited Partnership and Media/ Communications Investors Limited Partnership.

     11.  New Definitions. Article XI of the Original Agreement is hereby
          ---------------
amended by inserting the following definitions in appropriate alphabetical order:

     CHURN. For any period, the fraction, expressed as a percentage, (i) the
     -----
     numerator of which is the number of residential dial-up subscribers to the internet access services offered by the Companies that cease to be subscribers during such period (including any such subscribers whose service has been discontinued for non-payment, but excluding (x) any such subscribers discontinued in connection with a sale of assets by any of the Companies outside of the ordinary course of business, (y) and subscribers that resubscribe to such internet access services during such period and
     (z) any subscribers obtained outside of the ordinary course of business in a Permitted Acquisition whose service is discontinued for any reason during such period and, as a result thereof, the Companies receive a credit, refund or other reduction in the purchase price paid or payable with respect to such Permitted Acquisition), and (ii) the denominator of which is the number of residential dial-up subscribers to the internet access services offered by the Companies as of the last day of such period.

     FIRST AMENDMENT DATE. Means the date as of which all of the conditions to
     --------------------
     the effectiveness of the First Amendment dated as of April 13, 1999 among the Borrower, the Lenders and the Agent are satisfied as contemplated by
     Section IV thereof.

     12.  Change of Control Definition. The definition of the term "CHANGE OF
          ----------------------------
CONTROL" in Article XI of the Original Agreement is hereby amended by (x) inserting the word "voting" after the word "outstanding" and before the term "Equity Securities" in clause (i) thereof and (z) deleting the word "Agent" in clause (v) thereof and substituting in its stead the term "Required Lenders".

     13.  Companies Definition. The definition of the term "Companies" in
          --------------------
Article XI of the Original Agreement is hereby amended in its entirety as follows: "Collectively, the Parent and its Subsidiaries, the Borrower and its Subsidiaries, from time to time."

     14.  Permitted Acquisitions Definition. Paragraph (b(ii)(1) definition of
          ---------------------------------
the term "Permitted Acquisition" in Article XI of the Original Agreement is hereby amended by deleting the reference of "thirty (30) days" and replacing it in its stead the reference of "five (5) business days".

     15.  Maturity Date Definition. The definition of the term "Maturity Date"
          ------------------------
in Article XI of the Original Agreement is hereby amended by deleting the reference of "September 30, 2004" and replacing it in its stead the reference of "March 31, 2005."

     16.  Permitted Acquisitions Certificate. (a) Paragraph (b) of the
          ----------------------------------
definition of the term "PERMITTED ACQUISITIONS" in Article XI of the Original Agreement is hereby amended by adding the following after the phrase "terms and conditions set forth in (i) through (xi) below" and before the ":":

          "and subject to the Agent's receipt of a completed "Offficer's Compliance Certificate: Permitted Acquisitions" in substantially the form of Schedule 11 hereto duly executed by the Borrower's
                      -----------
          Chief Executive Officer or Chief Financial Officer"

     (b) The Original Agreement is hereby amended by adding the Form of "Officer's Compliance Certificate: Permitted Acquisitions" attached hereto as
Schedule 11 as Schedule 11 to the Credit Agreement.
-----------    -----------

     17.  Entire Agreement: Amendments and Waivers; Actions by the Lenders.
          ----------------------------------------------------------------
Paragraph (a) in Article XII of the Original Agreement is hereby amended by (i) deleting ",or" at the end of subparagraph (6), (ii) deleting ";" at the end of subparagraph (7) and inserting in its stead ", or" and (iii) inserting the following subparagraph (8) after subparagraph (7):

          "(8) amended the provisions of or waive an Event of Default under paragraph (1) of Article VIII;"

     18.  Assignments and Participations. Article XIII, paragraph (b)(vi) of the
          ------------------------------
Original Agreement is hereby amended in its entirety to provide as follows:

               (vi) Except for an assignment made to a separately organized branch or Affiliate of a Lender, (x) no assignment referred to above shall be permitted without the prior written consent of the Agent, which consent will not be unreasonably withheld or delayed and (z) no participation referred to above shall be sold without providing prior written notice thereof to the Agent, such notice to include the amount of the participation sold and the identity of the participant, and an undertaking by the selling Lender to provide to the Agent such additional information regarding such participation as the Agent may reasonably request.

II   NO FURTHER AMENDMENTS: SECURITY CONFIRMED
     -----------------------------------------

     Except as specifically amended hereby, the Original Agreement shall remain unmodified and in full force and effect. The Original Agreement as hereby amended, and all of the other Loan Documents, are hereby ratified and affirmed in all respects, and the indebtedness of the Borrower to the Agent and the Lenders evidenced thereby and by the Notes (including the New Notes referred to in SECTION IV below) is hereby reaffirmed in all respects. The Borrower hereby confirms that (a) the term "Notes", as used in the Credit Agreement and various of the Security Documents, shall mean the New Notes; (b) the term "Obligations", as used in the Credit Agreement and in various of the Security Documents includes the Borrower's obligations under the Original Agreement, as amended hereby, and the New Notes issued pursuant thereto from time to time; and (c) howsoever defined, such Obligations shall be secured by, and entitled to the benefits of, all of the Security Documents, as in effect from time to time.

III  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER
     ---------------------------------------------------------

     The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

     A. The execution and delivery of the Amendment, the New Notes and all other documents contemplated hereby have been duly authorized by all requisite corporate action on the part of the Borrower and each of its Subsidiaries.

     B.   Except as set forth on Schedule A hereto, the representations and
                                 ----------
warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Agreement as though made at and as of such date except (i) for changes occurring in the ordinary course of business since September 23, 1998, (ii) the Borrower completed the Permitted Acquisitions referenced on Schedule A hereto and (iii)
                                                   ----------
representations and warranties that are specific to a time or date are true and correct as made as of such specified time or date. No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of the Borrower and its Subsidiaries from that disclosed in the financial statements most recently furnished to the Lenders. Except for the

Specified Defaults referenced in Article V below, no Event of Default has occurred and is continuing.

     C. Neither the Borrower nor any Affiliate of the Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment or the other Loan Documents contemplated hereby, if any (collectively the "Documents").
                                  ---------

     D. This Amendment, the New Notes and the other Documents constitute the legal, valid and binding obligations of the Borrower and its Affiliates enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

     E. Any reprogramming required to permit the proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year 2000) in and following the year 2000 of computer systems and other equipment containing embedded microchips, in either case owned or operated by the Borrower or any of its Subsidiaries or used or relied upon in the conduct of their business (including any such systems and other equipment supplied by others or with which the computer systems the Borrower or any of its Subsidiaries interface), and the testing of all such systems and other equipment as so reprogrammed, will be completed by June 30, 1999. The costs to the Borrower and its Subsidiaries that have not been incurred as of the date hereof for such reprogramming and testing and for the other reasonably foreseeable consequences to them of any improper functioning of other computer systems and equipment containing embedded microchips due to the occurrence of the year 2000 could not reasonably be expected to result in a Default or Event of Default or to have a Material Adverse Effect. Except for any reprogramming referred to above, the computer systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient for the conduct of their business as currently conducted.

     F.   The Borrower will satisfy all of the conditions set forth in SECTION
IV.

IV.  CONDITIONS. The willingness of the Agent and the Lenders to amend the
     ----------
Original Agreement, and the effectiveness of the amendments to the Original Agreement contemplated hereby, are subject to the satisfaction of the following conditions precedent:

     A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

          (a)    This Amendment.

          (b) True and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment and the other Documents contemplated hereby, certified by the Secretary of the appropriate Company, if needed.

          (c) Such other supporting documents and certificates as the Agent or its counsel may reasonably request, within the time period(s) reasonably designated by the Agent or its counsel.

          (d) The Borrower's Notes, as set forth below, in each case, in the forms attached hereto as EXHIBIT B (collectively, the "New Notes"):
                              ---------                     ---------

     (a) $20,000,000.00 Amended and Restated Reducing Revolving Credit Note payable to Fleet.
     (b) $20,000,000.00 Amended and Restated Reducing Revolving Credit Note payable to Finova.
     (c) $15,000,000.00 Amended and Restated Reducing Revolving Credit Note payable to State Street.
     (d) $15,000,000.00 Amended and Restated Reducing Revolving Credit Note payable CIBC.


     B. The Lenders shall have received evidence that (i) the Equity Investors are obligated to make additional cash equity contributions to the Parent of at least $5,000,000 on or before November 1, 1999, (ii) that the Parent is obligated to contribute such $5,000,000 amount to the Borrower upon its receipt of the same from the Equity Investors, and (iii) that the Lenders are made third party beneficiaries of the Equity Investors' and Parent's obligations referenced in clauses (i) and (ii) above.

     C. The Borrower shall have paid to the Agent in immediately available funds for the Lenders' account the following facility fees in the aggregate amount of $1,050,000 payable to the Lenders as follows:

          Lender                             Facility Fee
          ------                             ------------

          Fleet                                $  237,500
          Finova                                  237,500
          State Street                            200,000
          CIBC                                    375,000
                                             ------------
                                               $1,050,000

     D. Voyager Data Services, Inc., a Delaware corporation wholly-owned by the Parent shall have executed and delivered to the Agent a Guaranty, Security and Pledge Agreement in form acceptable to the Agent.

     E. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel and the Lenders shall have received the favorable written opinion of Goodwin, Procter & Hoar LLP, counsel to the Borrower, in form and substance satisfactory to the Lenders.

V    ACKNOWLEDGMENT OF DEFAULTS: WAIVER.
     ----------------------------------

     A. The Borrower, the Agent and the Lenders hereby acknowledge and agree that Item Nos. 1, 6, 9, 11, 12 and 13 listed on Schedule A hereto each
                                                ----------
constitutes a breach of a covenant under the Original Agreement and an Event of Default for all purposes of the Credit Agreement and each of the other Loan Documents (the "Specified Defaults"). But for the waiver provided for below,
                ------------------
each such Specified Default gives rise to the Agent's and the Lenders' rights to exercise remedies in accordance with ARTICLE IX of the Credit Agreement.

     B. The Agent and the Lenders hereby waive the right to exercise any remedies in accordance with ARTICLE IX of the Credit Agreement arising solely by reason of the occurrence of the Specified Defaults. Such waiver specified in the preceding sentence is limited to the express terms set forth herein and shall not be deemed to be a waiver of any Default other than the Specified Defaults that may have existed on or prior to the date hereof or that may hereafter arise, or of any other of the Lenders' rights under the Credit Agreement or any of the other Loan Documents (other than the rights under the Credit Agreement arising by reason of the Specified Defaults). Neither the granting of the waiver herein nor any prior waivers of Events of Default heretofore effected, give rise to any right to, or expectation of, any waiver by the Agent and the Lenders in the future with respect to any Default, whether or not under circumstances similar to those under which the waiver hereunder is being granted or under which previous waivers have been effected, and none of the Agent or the Lenders shall have any duty to waive any other Default, or any right arising with respect thereto, for any purpose whatsoever.

VI   MISCELLANEOUS.
     -------------

     A. As provided in the Original Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment and the Other Documents and the Credit Agreement.

     B. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     C. This Agreement may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

     IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                        BORROWER:
                                        --------


                                        VOYAGER INFORMATION NETWORKS, INC.


                                        By: /s/ Christopher P. Torto
                                            ------------------------------
                                            Title: Chief Executive Officer


                                        AGENT:
                                        -----


                                        By: /s/ Vincent Rivers
                                            ------------------------------
                                            Title: A V.P.

                                        LENDERS:
                                        -------

                                        FLEET NATIONAL BANK


                                        By: /s/ Vincent Rivers
                                            ------------------------------
                                            Title: A V.P.

                                   Lending Office for all Loans:

                                   Fleet National Bank
                                   One Federal Street
                                   Mail Stop: MAOFD03D
                                   Boston, Massachusetts 02110
                                   Attention: Paula Lang/Vincent Rivers
                                   Telecopy No.:  (617)346-4346


                                   Address for Notices:

                                   Fleet National Bank
                                   One Federal Street
                                   Mail Stop: MAOFD03D
                                   Boston, Massachusetts 02110
                                   Attention: Paula Lang/Vincent Rivers
                                   Telecopy No.: (617)346-4346


                                   FINOVA CAPITAL CORPORATION


                                   By: /s/ Andrew J. Pluta
                                       ------------------------------------
                                       Title: Vice President


                                   Address for Notices:

                                   FINOVA Capital Corporation
                                   311 South Wacker Drive
                                   Suite 4400
                                   Chicago, Illinois 60606
                                   Attention: Portfolio Manager
                                   Telecopy No.: (312)322-3530

                                   and

                                   FINOVA Capital Corporation
                                   1850 N. Central Avenue
                                   Phoenix, Arizona 85004
                                   Attention: Vice President, Law
                                   Telecopy No.: (602)207-5036

                                   STATE STREET BANK AND TRUST
                                   COMPANY


                                   By: /s/ Hamilton H. Wood
                                       ------------------------------------
                                       Title: Vice President

                                   Address for Notices:

                                   State Street Bank and Trust Company
                                   225 Franklin Street
                                   Boston, MA 02110
                                   Attention: Hamilton H. Wood
                                   Telecopy No.: (617) 664-3708

                                   with a copy to:

                                   Peter Palladino, Esquire
                                   Choate, Hall & Stewart
                                   Exchange Place
                                   Boston, MA 02109

                                   Address for notices:

                                   CIBC INC.

                                   By: /s/ Christine Harrigan
                                       ------------------------------------
                                       Title: Executive Director

                                   CIBC INC.
                                   425 Lexington Avenue
                                   8th Floor
                                   New York, NY 10017
                                   Attention: Laura Hom
                                   Telecopy No.: (212) 856-3558

                                   with a copy to:

                                   CIBC INC.
                                   2 Paces West, Suite 1200
                                   2727 Paces Ferry Road
                                   Atlanta, GA 30339
                                   Attn: Chris Hiott

                                    JOINDER
                                    -------

          The undersigned hereby jointly and severally join in the execution of the foregoing First Amendment to Credit Agreement dated as of April 13, 1999 (the "Amendment") to which this Joinder is attached to confirm their respective
      ---------
consents to all of the transactions contemplated by the Amendment and all agreements and instruments executed and delivered in connection therewith and hereby jointly and severally reaffirm and ratify their respective guarantees and all agreements securing such guarantees, all of which shall in all respects remain in full force and effect and shall continue to guarantee any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are set forth in their respective guarantees.

          The undersigned, Voyager Holdings, Inc., hereby (i) represents and warrants to the Lender that it is the record and beneficial owner of 1,000 shares of common stock of Voyager Data Services, Inc., a Delaware corporation ("VDS"), which 1,000 shares constitute all of the issued and outstanding capital
  ---
stock of VDS, and (ii) acknowledges that shares of VDS constitute Collateral for all purposes of the Guaranty, Security and Pledge Agreement dated as of September 23, 1998 between Voyager Holdings, Inc. and the Agent (the "Parent
                                                                      ------
Guaranty"). Exhibit A to the Parent Guaranty is hereby amended to provide as set
--------
forth on Schedule B hereto.
         ----------

                                            VOYAGER HOLDINGS, INC.


                                            By: /s/ Christopher P. Torto
                                                ------------------------------
                                                Title: Chief Executive Officer


                                            HORIZON TELECOMMUNICATIONS, INC.


                                            By: /s/ Christopher P. Torto
                                                ------------------------------
                                                Title: Chief Executive Officer

                                                                SCHEDULE 1.01(A)
                                                                ----------------

                      ALLOCATION OF LOANS AND COMMITMENTS
                      -----------------------------------

          LENDER              COMMITMENT             PERCENTAGE
          ------              -----------            ----------

   Fleet National Bank        $20,000,000              28.571%

      Finova Capital          $20,000,000              28.571%
        Corporation

  State Street Bank and       $15,000,000              21.429%
      Trust Company

         CIBC Inc.            $15,000,000              21.429%

                                                                   Schedule B to
                                                              First Amendment to
                                                    Credit Agreement dated as of
                                                                  April 13, 1999

                                   EXHIBIT A
                                   ---------

                    Pledged Securities as of April 13, 1999
                    ---------------------------------------

NAME OF SHAREHOLDER                   NO. AND TYPE OF SHARES OWNED
-------------------                   ----------------------------

Voyager Holdings, Inc.                787,819 shares of Voyager Information
                                      Networks Inc.'s Common Stock, which
                                      shares, collectively, represent 100% of
                                      the issued and outstanding capital stock of Voyager Information Networks, Inc.

Voyager Holdings, Inc.                1,000 shares of Voyager Data Services,
                                      Inc.'s capital stock, which shares
                                      represent 100% of the issued and
                                      outstanding capital stock of Voyager Data
                                      Services, Inc.